Ex. 99.1
                      [LETTERHEAD OF DHB INDUSTRIES, INC.]



FOR IMMEDIATE RELEASE

                            COMPANY CONTACT: Investor Relations/Public Relations
                                             Glenn Wiener, GW Communications
                                             212-786-6013
                                             ir@dhbt.com or pr@dhbt.com

         DHB INDUSTRIES ADOPTS STOCKHOLDER RIGHTS PLAN AND AMENDS BYLAWS

Pompano  Beach,  FL,  October 9, 2006 - DHB  Industries,  Inc. (OTC Pink Sheets:
DHBT.PK), a leader in the field of protective body armor, announced today that on October 6, 2006, the Board of Directors approved the adoption of a stockholder rights plan under which all stockholders of record as of the close of business on October 10, 2006 will receive rights to purchase a fraction of a share of a new series of preferred stock. Under the terms of the rights plan, stockholders will receive one preferred share purchase right (a "Right") for each share of common stock of the Company that they beneficially own, distributable as a non-taxable dividend.

The Rights are designed to enable all DHB stockholders to realize the full long-term value of their investment and to provide for fair and equal treatment for all stockholders in the event that an unsolicited attempt is made to acquire the Company. The Company's rights plan is similar to plans adopted by many other publicly-traded companies.

Generally, the Rights become exercisable only if a person or group acquires beneficial ownership of 15 percent or more of the Company's common stock or announces a tender or exchange offer for 15 percent or more of the Company's common stock. Under the terms of the rights plan, a person or group beneficially owning more than 15 percent of the Company's outstanding common stock as of the close of business on October 10, 2006 will not cause the Rights to become exercisable unless and until such person or group increases its beneficial ownership by more than one percent of the Company's total outstanding common stock without the prior written consent of the Company.

Each exercisable Right will entitle a stockholder, other than the acquiring person or group, to purchase one one-thousandth of a share of the Company's newly created series of preferred stock for a purchase price of $15.00. In addition, if a person or group acquired more than the triggering percentage of the Company's common stock described above, or if the Company were involved in a merger or other similar transaction, then in either case, other than under terms approved by the Company, each Right would entitle the holder (other than the acquiring person or group) to purchase shares of DHB common stock, or shares of common stock of the acquirer, having a value at that time equal to two times the purchase price of a Right.

The Company's Board of Directors may redeem the Rights for $0.01 per Right at any time prior to the time when the Rights become exercisable. Unless the Rights are redeemed, exchanged or terminated earlier, they will expire automatically on the tenth anniversary of the record date.
The exercise of the Rights is subject to suspension under certain circumstances in order to provide the Company time to register the shares being issued upon exercise under the Securities Act of 1933, as amended. The Company is not currently able to file a registration statement covering shares to be issued

                                                                        Ex. 99.1

upon exercise of the Rights because, as previously disclosed, it is not in compliance with its periodic filing requirements under Securities and Exchange Commission rules and regulations.

The Company has established a committee, which shall be comprised solely of independent directors, to take certain actions under the rights plan, including a review, at least once every three years, of whether the rights plan should be maintained, or the Rights terminated or redeemed. The members of this committee will be designated by the Board of Directors of the Company prior to the third anniversary of adoption of the stockholder rights plan.

The Company's Board of Directors also approved and adopted amendments to the Bylaws of the Company. The changes to the Company's Bylaws include: changes to the maximum number of directors on the Board of Directors; providing that a vacancy on the Board of Directors may be filled only by vote of the majority of the remaining directors then in office; providing that only the Board of Directors or the Chairman of the Board of Directors may call a special meeting of the stockholders of the Company; providing parameters for advance notice for stockholder proposals; and updating the notice provisions for special meetings of the Board of Directors.

Additional details regarding the rights plan are contained in a Form 8-K the Company intends to file with the Securities and Exchange Commission and in a summary to be mailed to all stockholders following the record date. Additional details regarding the amendments to the Bylaws are contained in the same Form 8-K.

ABOUT DHB INDUSTRIES
DHB Industries, Inc.'s highly recognized subsidiaries, Point Blank Body Armor, Inc. (HTTP://WWW.POINTBLANKARMOR.COM) and Protective Apparel Corporation of America (PACA) (http://www.pacabodyarmor.com), are in the protective body armor industry and are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. Company subsidiary NDL Products, Inc. (HTTP://WWW.NDLPRODUCTS.COM), produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains as well as through private label distributors. The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about DHB Industries, Inc., visit the website at (HTTP://WWW.DHBINDUSTRIES.COM).

SAFE HARBOR STATEMENT
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR

                                                                        Ex. 99.1

CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) EXPECTATIONS AS TO THE TIMING OF THE FILING OF THE REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND THE QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERLY PERIODS ENDED MARCH 31, 2006, JUNE 30, 2006 and SEPTEMBER 30, 2006, (2) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS,
(5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (10) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE
COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, AND (11) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

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